SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1999


                                  CYBEAR, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       000-26389                    13-3936988
 State or other                   (Commission                  (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)


5000 BLUE LAKE DRIVE, BOCA RATON, FLORIDA                          33431
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (561) 999-3500


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Item  2. ACQUISITION OR DISPOSITION OF ASSETS.

         On September 20, 1999, Cybear, Inc. acquired the programming, networking and interactive design team of Telegraph.net New Technology, Inc. ("Telegraph"), pursuant to an Agreement and Plan of Merger among the Cybear, TN Acquisition Corporation, a Florida corporation and a newly formed, wholly owned subsidiary of Cybear ("Mergerco"), Telegraph and Telegraph Consulting Corporation, a wholly owned subsidiary of Telegraph ("Telegraph Consulting") dated September 17, 1999 (the "Merger Agreement"). The merger consideration included the issuance of 320,000 shares of Cybear common stock to Telegraph, cash consideration of $616,000 and the assumption of approximately $136,000 of debt, which has been repaid. In addition, Cybear is obligated to pay up to an aggregate of $500,000 in bonuses to the Telegraph employees on October 1, 1999 and March 1, 2000 if these employees remain with Cybear. As a result of the merger, Telegraph Consulting became a wholly owned subsidiary of Cybear. The acquisition will be recorded using the purchase method of accounting.

         As a result of the merger, Victor Cook, Telegraph's president and chief executive officer, has become Cybear's chief information officer and will assume responsibility for Cybear's network as well as its programming and design functions. This acquisition consolidates Cybear's programming and design staff personnel, previously located in Tampa, at its headquarters in Boca Raton.

         Telegraph has in the past performed extensive design work for Cybear, Motorola Paging Products Group, PGA Interactive/PGA.COM, Republic Security Bank and Rexall Sundown on a contract basis. Current contracts for these other clients will be completed in due course, and Cybear will evaluate whether it will perform future contracts on a case-by-case basis.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Financial Statements are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (b) PRO FORMA FINANCIAL INFORMATION

         Pro forma financial statements are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (c) Exhibits.

             2 Agreement and Plan of Merger dated as of July 17, 1999 among Cybear, Inc., TN Acquisition Corporation, Telegraph New Technology, Inc. and Telegraph Consulting Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CYBEAR, INC.

                                  By: /S/ EDWARD E. GOLDMAN, M.D.
                                      ----------------------------------------
                                  Name:  Edward E.  Goldman, M.D.,
                                  Title: President and Chief Executive Officer
                                         (Principal Executive Officer)

Dated:  September 29, 1999


                                       2

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EXHIBIT INDEX

EXHIBIT     DESCRIPTION
- -------     -----------

  2 Agreement and Plan of Merger dated as of July 17, 1999 among Cybear, Inc., TN Acquisition Corporation, Telegraph New Technology, Inc. and Telegraph Consulting Corporation.